Exhibit 10.14

TENTH AMENDMENT TO STOCK PURCHASE AGREEMENT

This Tenth Amendment to Stock Purchase Agreement (“Amendment”) is entered into and effective this 30th day of June 2022, by and among: SANDRA JOHNSON AND MARCO JOHNSON, residents of the State of California (collectively, “Seller”), UNIVERSITY OF ANTELOPE VALLEY, INC., a California corporation (“UAV”), GENIUS GROUP LIMITED, a corporation organized under the laws of the Republic of Singapore (“Purchaser”), and UNIVERSITY OF ANTELOPE VALLEY, LLC, a California limited liability company (“UAV Property Company”).

RECITALS

WHEREAS, Seller, UAV, Purchaser and UAV Property Company (solely with respect to Section 1.2(b) of the Purchase Agreement) entered into that certain Stock Purchase Agreement dated as of March 22, 2021, the Amendment to Stock Purchase Agreement dated as of July 29, 2021, the Second Amendment to Stock Purchase Agreement dated September 30, 2021, the Third Amendment to Stock Purchase Agreement dated November 22, 2021, the Fourth Amendment to Stock Purchase Agreement dated December 21, 2021, the Fifth Amendment to Stock Purchase Agreement dated January 23, 2022, the Sixth Amendment to Stock Purchase Agreement dated February 25, 2022, the Seventh Amendment to Stock Purchase Agreement dated March 22, 2022, the Eight Amendment to Stock Purchase Agreement dated April 18, 2022, and the Ninth Amendment to Stock Purchase Agreement dated May 18, 2022 (collectively, “Stock Purchase Agreement”).

WHEREAS, Seller, UAV, Purchaser and UAV Property Company wish to amend the Stock Purchase Agreement by mutual written consent.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and premises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, agree as follows:

1.	The above Recitals are incorporated as if fully set forth herein.

2.            All capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Stock Purchase Agreement.

3.          The Stock Purchase Agreement is hereby amended by mutual written consent of the undersigned parties pursuant to Section 11.11 of the Stock Purchase Agreement as follows:

a.	Section 1.3 is replaced in its entirety with the following:

“Subject to the satisfaction or due waiver of the conditions set forth in Sections 7 and 8 (other than those conditions which are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), the consummation of the Stock Purchase (the “Closing”) shall take place by means of a virtual closing through electronic exchange of signatures at 10:00 a.m. on 7th July 2022. This date on which the Closing takes place is the “Closing Date”. The Closing will be deemed to have occurred at 12:00 a.m. on the Closing Date.”

4.           This Amendment will become effective as of the date first written above (the “Effective Date”). Except as set specifically forth herein, all other terms and conditions of the Stock Purchase Agreement remain in full force and effect; provided, however, that all terms and conditions of the Stock Purchase Agreement that are reasonably intended to be modified by this Amendment shall be construed in accordance with the intent of this Amendment. On and after the Effective Date, each reference in the Stock Purchase Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Stock Purchase Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Stock Purchase Agreement will mean and be a reference to the Stock Purchase Agreement as amended by this Amendment.

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The parties hereby have caused this Amendment to be executed and delivered as of the Effective Date.

By:	/s/ sandra Johnson
Sandra Johnson

By:	/s/ Marco Johnson
Marco Johnson

University of Antelope Valley, Inc.,
a California corporation

By:	/s/ Marco Johnson
Name:	Marco Johnson
Title:	President and Chief Executive Officer

University of Antelope Valley, LLC
a California limited liability company

By:	/s/ Marco Johnson
Name:	Marco Johnson
Title:	President and Chief Executive Officer

Genius Group Limited,
a Singapore corporation

By:	/s/ Roger Hamilton
Name:	Roger Hamilton
Title:	Founder and Director